Exhibit 99.1

                         Form 3 Joint Filer Information

(2)  These securities are owned directly by Horizons Investors Corp.


Name:       Horizons Investors Corp.

Address:    c/o B.R. Fernandez
            P.O. Box 221
            Brooklyn, New York  11208

Designated Filer:  Robert Cohen

Issuer and Ticker Symbol:  Emerging Vision, Inc. (ISEE)

Date of Event Requiring Statement:  June 5, 2003

Confirming Statement: This Statement confirms that the undersigned has authorized and designated Robert Cohen to execute and file on the undersigned's behalf all Forms 3, 4 and 5 (including any amendments thereto) that the undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of the undersigned's ownership of or transactions in the securities of Emerging Vision, Inc. The authority of Robert Cohen under this Statement shall continue until the undersigned is no longer required to file Forms 3, 4 and 5 with regard to the undersigned's ownership of or transactions in the securities of Emerging Vision, Inc., unless earlier revoked in writing. The undersigned acknowledges that Robert Cohen is not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

HORIZONS INVESTORS CORP.


By: /s/ B.R. Fernandez
   ----------------------
B.R. Fernandez, President

Dated: June 27, 2003

                                                                    Exhibit 99.2

                         Form 3 Joint Filer Information

(3) 4,554,656 shares of common stock are held directly by Alan Cohen. 13,350 shares of common stock are held by Alan Cohen as custodian for Erica Cohen. 13,350 shares of common stock are held by Alan Cohen as custodian for Nicole Cohen. 4,365,166 common stock purchase warrants are held directly by Alan Cohen. 8,350 common stock purchase warrants are held by Alan Cohen as custodian for Erica Cohen and 8,350 common stock purchase warrants are held by Alan Cohen as custodian for Nicole Cohen.


Name:      Alan Cohen

Address:   100 Quentin Roosevelt Blvd.
           Garden City, New York  11530

Designated Filer:  Robert Cohen

Issuer and Ticker Symbol:  Emerging Vision, Inc. (ISEE)

Date of Event Requiring Statement:  June 5, 2003


Confirming Statement: This Statement confirms that the undersigned has authorized and designated Robert Cohen to execute and file on the undersigned's behalf all Forms 3, 4 and 5 (including any amendments thereto) that the undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of the undersigned's ownership of or transactions in the securities of Emerging Vision, Inc. The authority of Robert Cohen under this Statement shall continue until the undersigned is no longer required to file Forms 3, 4 and 5 with regard to the undersigned's ownership of or transactions in the securities of Emerging Vision, Inc., unless earlier revoked in writing. The undersigned acknowledges that Robert Cohen is not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

/s/ Alan Cohen
Alan Cohen

Dated: June 27, 2003

                                                                    Exhibit 99.3

                         Form 3 Joint Filer Information

(4) These securities are owned by Michael Goodman as trustee under the Jaclyn Cohen Trust.


Name:      Michael Goodman

Address:   100 Quentin Roosevelt Blvd.
           Garden City, New York  11530

Designated Filer:  Robert Cohen

Issuer and Ticker Symbol:  Emerging Vision, Inc. (ISEE)

Date of Event Requiring Statement:  June 5, 2003

Confirming Statement: This Statement confirms that the undersigned has authorized and designated Robert Cohen to execute and file on the undersigned's behalf all Forms 3, 4 and 5 (including any amendments thereto) that the undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of the undersigned's ownership of or transactions in the securities of Emerging Vision, Inc. The authority of Robert Cohen under this Statement shall continue until the undersigned is no longer required to file Forms 3, 4 and 5 with regard to the undersigned's ownership of or transactions in the securities of Emerging Vision, Inc., unless earlier revoked in writing. The undersigned acknowledges that Robert Cohen is not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

/s/ Michael Goodman
-------------------
Michael Goodman
As trustee under the Jaclyn Cohen Trust

Dated: June 27, 2003

                                                                    Exhibit 99.4

                         Form 3 Joint Filer Information

(5) These securities are owned by Eric Fried, as trustee under the Gabrielle Cohen Trust.

Name:      Eric Fried

Address:   100 Quentin Roosevelt Blvd.
           Garden City, New York  11530

Designated Filer:  Robert Cohen

Issuer and Ticker Symbol:  Emerging Vision, Inc. (ISEE)

Date of Event Requiring Statement:  June 5, 2003

Confirming Statement: This Statement confirms that the undersigned has authorized and designated Robert Cohen to execute and file on the undersigned's behalf all Forms 3, 4 and 5 (including any amendments thereto) that the undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of the undersigned's ownership of or transactions in the securities of Emerging Vision, Inc. The authority of Robert Cohen under this Statement shall continue until the undersigned is no longer required to file Forms 3, 4 and 5 with regard to the undersigned's ownership of or transactions in the securities of Emerging Vision, Inc., unless earlier revoked in writing. The undersigned acknowledges that Robert Cohen is not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

/s/ Eric Fried
--------------
Eric Fried,
As Trustee under the
Gabrielle Cohen Trust

Dated: June 27, 2003

                                                                    Exhibit 99.5

                         Form 3 Joint Filer Information

(6) These securities are owned directly by Alan Faver as trustee under the Nicole Cohen Trust.


Name:      Alan Faver

Address:   100 Quentin Roosevelt Blvd.
           Garden City, New York  11530

Designated Filer:  Robert Cohen

Issuer and Ticker Symbol:  Emerging Vision, Inc. (ISEE)

Date of Event Requiring Statement:  June 5, 2003

Confirming Statement: This Statement confirms that the undersigned has authorized and designated Robert Cohen to execute and file on the undersigned's behalf all Forms 3, 4 and 5 (including any amendments thereto) that the undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of the undersigned's ownership of or transactions in the securities of Emerging Vision, Inc. The authority of Robert Cohen under this Statement shall continue until the undersigned is no longer required to file Forms 3, 4 and 5 with regard to the undersigned's ownership of or transactions in the securities of Emerging Vision, Inc., unless earlier revoked in writing. The undersigned acknowledges that Robert Cohen is not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

/s/ Alan Faver
--------------
Alan Faver,
As trustee under
the Nicole Cohen Trust

Dated: June 27, 2003

                                                                    Exhibit 99.6

                         Form 3 Joint Filer Information

(7)  These securities are owned directly by Jeffrey Cohen


Name:      Jeffrey Cohen

Address:   100 Quentin Roosevelt Blvd.
           Garden City, New York  11530

Designated Filer:  Robert Cohen

Issuer and Ticker Symbol:  Emerging Vision, Inc. (ISEE)

Date of Event Requiring Statement:  June 5, 2003

Confirming Statement: This Statement confirms that the undersigned has authorized and designated Robert Cohen to execute and file on the undersigned's behalf all Forms 3, 4 and 5 (including any amendments thereto) that the undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of the undersigned's ownership of or transactions in the securities of Emerging Vision, Inc. The authority of Robert Cohen under this Statement shall continue until the undersigned is no longer required to file Forms 3, 4 and 5 with regard to the undersigned's ownership of or transactions in the securities of Emerging Vision, Inc., unless earlier revoked in writing. The undersigned acknowledges that Robert Cohen is not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

/s/ Jeffrey Cohen
-----------------
Jeffrey Cohen

Dated: June 27, 2003

                                                                    Exhibit 99.7

                         Form 3 Joint Filer Information

(8)  These securities are owned directly by Allyson Cohen Shapiro


Name:      Allyson Cohen Shapiro

Address:   100 Quentin Roosevelt Blvd.
           Garden City, New York  11530

Designated Filer:  Robert Cohen

Issuer and Ticker Symbol:  Emerging Vision, Inc. (ISEE)

Date of Event Requiring Statement:  June 5, 2003

Confirming Statement: This Statement confirms that the undersigned has authorized and designated Robert Cohen to execute and file on the undersigned's behalf all Forms 3, 4 and 5 (including any amendments thereto) that the undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of the undersigned's ownership of or transactions in the securities of Emerging Vision, Inc. The authority of Robert Cohen under this Statement shall continue until the undersigned is no longer required to file Forms 3, 4 and 5 with regard to the undersigned's ownership of or transactions in the securities of Emerging Vision, Inc., unless earlier revoked in writing. The undersigned acknowledges that Robert Cohen is not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.


/s/ Allyson Cohen Shapiro
-------------------------
Allyson Cohen Shapiro

Dated: June 27, 2003

                                                                    Exhibit 99.8

                         Form 3 Joint Filer Information

(9)  These securities are owned directly by Stefanie Cohen Rubin


Name:      Stefanie Cohen Rubin

Address:   100 Quentin Roosevelt Blvd.
           Garden City, New York  11530

Designated Filer:  Robert Cohen

Issuer and Ticker Symbol:  Emerging Vision, Inc. (ISEE)

Date of Event Requiring Statement:  June 5, 2003

Confirming Statement: This Statement confirms that the undersigned has authorized and designated Robert Cohen to execute and file on the undersigned's behalf all Forms 3, 4 and 5 (including any amendments thereto) that the undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of the undersigned's ownership of or transactions in the securities of Emerging Vision, Inc. The authority of Robert Cohen under this Statement shall continue until the undersigned is no longer required to file Forms 3, 4 and 5 with regard to the undersigned's ownership of or transactions in the securities of Emerging Vision, Inc., unless earlier revoked in writing. The undersigned acknowledges that Robert Cohen is not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

/s/ Stefanie Cohen Rubin
Stefanie Cohen Rubin

Dated: June 27, 2003

                                                                    Exhibit 99.9

                         Form 3 Joint Filer Information

(10)  These securities are owned directly by Jeffrey Rubin


Name:      Jeffrey Rubin

Address:   100 Quentin Roosevelt Blvd.
           Garden City, New York  11530

Designated Filer:  Robert Cohen

Issuer and Ticker Symbol:  Emerging Vision, Inc. (ISEE)

Date of Event Requiring Statement:  June 5, 2003

Confirming Statement: This Statement confirms that the undersigned has authorized and designated Robert Cohen to execute and file on the undersigned's behalf all Forms 3, 4 and 5 (including any amendments thereto) that the undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of the undersigned's ownership of or transactions in the securities of Emerging Vision, Inc. The authority of Robert Cohen under this Statement shall continue until the undersigned is no longer required to file Forms 3, 4 and 5 with regard to the undersigned's ownership of or transactions in the securities of Emerging Vision, Inc., unless earlier revoked in writing. The undersigned acknowledges that Robert Cohen is not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

/s/ Jeffrey Rubin
-----------------
Jeffrey Rubin

Dated: June 27, 2003

                                                                   Exhibit 99.10

                         Form 3 Joint Filer Information

(11) These securities are owned directly by JR Group, LLC, a limited liability company controlled by Jeffrey Cohen


Name:      JR Group, LLC

Address:   100 Quentin Roosevelt Blvd.
           Garden City, New York  11530

Designated Filer:  Robert Cohen

Issuer and Ticker Symbol:  Emerging Vision, Inc. (ISEE)

Date of Event Requiring Statement:  June 5, 2003

Confirming Statement: This Statement confirms that the undersigned has authorized and designated Robert Cohen to execute and file on the undersigned's behalf all Forms 3, 4 and 5 (including any amendments thereto) that the undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of the undersigned's ownership of or transactions in the securities of Emerging Vision, Inc. The authority of Robert Cohen under this Statement shall continue until the undersigned is no longer required to file Forms 3, 4 and 5 with regard to the undersigned's ownership of or transactions in the securities of Emerging Vision, Inc., unless earlier revoked in writing. The undersigned acknowledges that Robert Cohen is not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

JR GROUP, LLC


By: /s/ Jeffrey Rubin
   ----------------------------
Jeffrey Rubin, President

Dated: June 27, 2003

                                                                   Exhibit 99.11

                         Form 3 Joint Filer Information

(12) These securities are owned directly by Mark Goodman, as trustee under the Erica Cohen Trust.


Name:      Mark Goodman

Address:   100 Quentin Roosevelt Blvd.
           Garden City, New York  11530

Designated Filer:  Robert Cohen

Issuer and Ticker Symbol:  Emerging Vision, Inc. (ISEE)

Date of Event Requiring Statement:  June 5, 2003

Confirming Statement: This Statement confirms that the undersigned has authorized and designated Robert Cohen to execute and file on the undersigned's behalf all Forms 3, 4 and 5 (including any amendments thereto) that the undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of the undersigned's ownership of or transactions in the securities of Emerging Vision, Inc. The authority of Robert Cohen under this Statement shall continue until the undersigned is no longer required to file Forms 3, 4 and 5 with regard to the undersigned's ownership of or transactions in the securities of Emerging Vision, Inc., unless earlier revoked in writing. The undersigned acknowledges that Robert Cohen is not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

/s/ Mark Goodman
----------------
Mark Goodman,
As Trustee under the
Erica Cohen Trust

Dated: June 27, 2003

                                                                   Exhibit 99.12

                         Form 3 Joint Filer Information

(13)  These securities are owned directly by Lenore Katz.


Name:      Lenore Katz

Address:   100 Quentin Roosevelt Blvd.
           Garden City, New York  11530

Designated Filer:  Robert Cohen

Issuer and Ticker Symbol:  Emerging Vision, Inc. (ISEE)

Date of Event Requiring Statement:  June 5, 2003

Confirming Statement: This Statement confirms that the undersigned has authorized and designated Robert Cohen to execute and file on the undersigned's behalf all Forms 3, 4 and 5 (including any amendments thereto) that the undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of the undersigned's ownership of or transactions in the securities of Emerging Vision, Inc. The authority of Robert Cohen under this Statement shall continue until the undersigned is no longer required to file Forms 3, 4 and 5 with regard to the undersigned's ownership of or transactions in the securities of Emerging Vision, Inc., unless earlier revoked in writing. The undersigned acknowledges that Robert Cohen is not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

/s/ Lenore Katz
---------------
Lenore Katz


Dated: June 27, 2003

                                                                   Exhibit 99.13

                         Form 3 Joint Filer Information

(14)  These securities are owned directly by B.R. Fernandez


Name:      B. R. Fernandez

Address:   100 Quentin Roosevelt Blvd.
           Garden City, New York  11530

Designated Filer:  Robert Cohen

Issuer and Ticker Symbol:  Emerging Vision, Inc. (ISEE)

Date of Event Requiring Statement:  June 5, 2003

Confirming Statement: This Statement confirms that the undersigned has authorized and designated Robert Cohen to execute and file on the undersigned's behalf all Forms 3, 4 and 5 (including any amendments thereto) that the undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of the undersigned's ownership of or transactions in the securities of Emerging Vision, Inc. The authority of Robert Cohen under this Statement shall continue until the undersigned is no longer required to file Forms 3, 4 and 5 with regard to the undersigned's ownership of or transactions in the securities of Emerging Vision, Inc., unless earlier revoked in writing. The undersigned acknowledges that Robert Cohen is not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

/s/ B.R. Fernandez
-------------------------------
B.R. Fernandez

Dated: June 27, 2003